Scudder
California
Tax Free Money Fund


Scudder
California
Tax Free Fund

Semiannual Report
September 30, 1998



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


                     Scudder California Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception: 5/28/87   Total Net Assets as of      Ticker Symbol:  SCAXX
                             9/30/98: $68.8 million
--------------------------------------------------------------------------------


o Scudder California Tax Free Money Fund offered a seven-day effective yield of 3.21% on September 30, 1998, equivalent to a 5.86% taxable yield for investors in the top federal and state income tax brackets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:
                             7-Day Effective Yield
                             on September 30, 1998

CHART DATA:

                          Scudder
                        California             Taxable yield
                         Tax Free             needed to equal
                        Money Fund           the Fund's yield
                        ----------           ----------------

                           3.21%                   5.86%






                                Table of Contents


   4  Letter from the Funds' President     18  Financial Highlights
   7  Portfolio Management Discussion      32  Notes to Financial Statements
  11  Glossary of Investment Terms         36  Officers and Trustees
  12  Investment Portfolio                 37  Investment Products and Services
  15  Financial Statements                 38  Scudder Solutions



                   2 - Scudder California Tax Free Money Fund

                        Scudder California Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 7/22/83   Total Net Assets as of      Ticker Symbol:  SCTFX
                            9/30/98: $343.4 million
--------------------------------------------------------------------------------


o Scudder California Tax Free Fund provided a 3.95% 30-day net annualized SEC yield on September 30, 1998. For shareholders subject to the 45.22% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 7.21%. The Fund posted a solid 5.22% total return for its most recent semiannual period ended September 30, 1998.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

30-Day Net Annualized SEC Yield
on September 30, 1998

CHART DATA:

                          Scudder               Taxable yield
                        California             needed to equal
                       Tax Free Fund          the Fund's yield
                       -------------          ----------------

                            3.95%                   7.21%




                                Table of Contents

   4  Letter from the Funds' President     28  Financial Statements
   5  Performance Update                   31  Financial Highlights
   6  Portfolio Summary                    32  Notes to Financial Statements
   8  Portfolio Management Discussion      36  Officers and Trustees
  11  Glossary of Investment Terms         37  Investment Products and Services
  19  Investment Portfolio                 38  Scudder Solutions


                      3 - Scudder California Tax Free Fund

                        Letter from the Funds' President
Dear Shareholders,

     The municipal bond market has made a strong case for portfolio diversification over the past several months. While volatility swept through most global markets, including the U.S. stock market, municipal bonds posted steady gains. We continue to see signs that investors, especially those in higher tax brackets, are choosing to rebalance their portfolios with municipal bond investments. Another positive sign for municipal bond investors: As shown by the graph on page 10 of the Portfolio Management Discussion, intermediate-term municipals (which make up most of Scudder California Tax Free Fund's portfolio) represent their most attractive value versus Treasury bonds in ten years.

     Scudder California Tax Free Fund's total return over its most recent semiannual period was 5.22%, outpacing the average performance of its peers as tracked by Lipper. The Fund also ranked in the top one-third of similar funds for the six-month, one-year, three-year, and ten-year periods ended September 30, 1998. Scudder California Tax Free Money Fund posted a 5.86% tax equivalent yield based on the maximum federal and state tax rates at the close of the period.

     For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. Please see pages 37 through 39 for more information on Scudder products and services.

     Please call a Scudder Investor Information representative at 1-800-225-2470 or visit Scudder's Web site at www.scudder.com, if you have questions about your Fund. Thank you for choosing Scudder California Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     President,
     Scudder California Tax Free Money Fund
     Scudder California Tax Free Fund


                   4 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

PERFORMANCE UPDATE as of September 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
9/30/98         $10,000  Cumulative  Annual
--------------------------------------------
Scudder California Tax Free Fund
--------------------------------------------
1 Year          $ 10,930     9.30%    9.30%
5 Year          $ 13,440    34.40%    6.09%
10 Year         $ 22,730   127.30%    8.56%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 10,872     8.72%    8.72%
5 Year          $ 13,635    36.35%    6.39%
10 Year         $ 22,311   123.11%    8.35%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

SCUDDER CALIFORNIA TAX FREE FUND
Year            Amount
-----------------------
'88             $10,000
'89             $10,991
'90             $11,515
'91             $13,119
'92             $14,590
'93             $16,912
'94             $16,047
'95             $17,743
'96             $18,929
'97             $20,795
'98             $22,730

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
-----------------------
'88             $10,000
'89             $10,868
'90             $11,608
'91             $13,138
'92             $14,514
'93             $16,363
'94             $15,964
'95             $17,750
'96             $18,821
'97             $20,522
'98             $22,311

Yearly periods ended September 30

The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30

                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     ----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.43  $ 10.11  $ 10.62  $ 10.83  $ 11.29  $  9.78  $ 10.28  $ 10.44  $ 10.92  $ 11.37
INCOME DIVIDENDS..   $   .67  $   .63  $   .63  $   .60  $   .56  $   .52  $   .50  $   .52  $   .52  $   .52
CAPITAL GAINS
  AND OTHER
  DISTRIBUTIONS...   $   .05  $   .17  $   .22  $   .34  $   .60  $   .44  $    --  $    --  $   .01  $   .02
FUND TOTAL
  RETURN (%)......      9.91     4.76    13.93    11.22    15.92    -5.12    10.57     6.68     9.86     9.30
INDEX TOTAL
  RETURN (%)......      8.68     6.80    13.19    10.45    12.74    -2.44    11.18     6.04     8.76     8.72

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      5 - Scudder California Tax Free Fund

                   Portfolio Summary as of September 30, 1998

Diversification
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hospital/Health                    12%
      Water/Sewer                        11%
      County General Obligation/Lease    10%
      Housing Finance Authority          10%
      School District/Lease               9%
      Toll Revenue/Transportation         9%
      Other General Obligation/Lease      8%
      Sales/Special Tax                   8%
      Revenue/Special Assessment          7%
      Miscellaneous Municipal            16%
   -----------------------------------------
                                        100%
   -----------------------------------------


The Fund is broadly diversified, with investments in more than 10 categories of municipal bonds and over 180 individual bond issues.



Quality
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA*                           56%
      AA                              4%
      A                              18%
      BBB                            13%
      SKI                             3%
      Not Rated                       6%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA
   *Includes Cash Equivalents


Overall credit quality remains at a high level, with more than 75% portfolio securities rated A or better as of September 30.



Effective Maturity
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1 year                3%
      1-5 years                      14%
      5-10 years                     32%
      10-15 years                    25%
      Greater than 15 years          26%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   12.0 years


We continue to emphasize noncallable bonds with maturities of 15 years or less. We are also focusing on 6- to 9-year bonds, where we believe there is significant capital appreciation potential should interest rates continue their recent decline.




For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      6 - Scudder California Tax Free Fund

                         Portfolio Management Discussion
                     Scudder California Tax Free Money Fund

Dear Shareholders,

In an environment of declining money market yields, Scudder California Tax Free Money Fund maintained a conservative strategy during its most recent semiannual period. The Fund's 7-day effective yield as of September 30 was 3.21%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.86% compounded taxable yield, higher than the 4.98% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance.

The six months ended September 30 were marked by a strikingly low supply of tax-exempt money market securities. As California's economy has continued to thrive, despite economic turbulence in Asia (an important market for the State's goods and services) and in the global financial markets, California state authorities and municipalities have reduced their money market security issuance, choosing instead to take advantage of low interest rates to issue longer-term bonds. The resulting low level of supply has tended to drive down the prevailing yields on tax-exempt money market securities even further. These yield levels are almost unprecedented and seem unsustainable on a historical basis.

In light of these market conditions, we have taken a "wait and see" strategy: We have refrained from extending the Fund's average maturity (10 days as of September 30, 1998) because we felt that yields of longer-term money market securities were too low to justify incurring the additional risk that comes with an extended maturity. We continue to invest in tax-free commercial paper and variable rate demand notes, emphasizing high quality issuers and guarantors. Variable rate demand notes are especially useful under current conditions, giving us the flexibility to extend our average maturity quickly should yields improve.

Over time, we believe the Federal Reserve will err on the side of easing credit and lowering short-term interest rates, making the near-term outlook for money market securities a challenging one. At the same time, however, we believe that tax-exempt money market yields should eventually rise to resume their typical relationship to Treasury yields.

Our continuing goal is to provide Scudder California Tax Free Money Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity. We appreciate your investment with us.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.         Jerri I. Cohen


                   7 - Scudder California Tax Free Money Fund

                         Portfolio Management Discussion
                        Scudder California Tax Free Fund

Dear Shareholders,

Municipal bonds registered gains in the wake of a strong U.S. Treasury bond rally during Scudder California Tax Free Fund's most recent semiannual period ended September 30, 1998. During the six-month period, the Fund posted a 5.22% total return, comparing favorably with the 4.83% average return of California tax-exempt funds as tracked by Lipper Analytical Services, Inc. In addition, the Fund ranked among the top one-third in total return among its peers for the six-month, as well as the one-, three-, and ten-year periods ended September 30, 1998.

                                California Update

As one of the last states to emerge from the recession of the early 1990s, California is now leading the country in job growth. The state's shift from defense and aerospace industries to technology, multimedia, and trade has led it through this recovery. Unemployment is trending down, personal income continues to increase, deficit borrowing has ceased, and the state is attempting to replenish its reserves.

International trade is a strong part of the state's economy. Although recent economic turmoil in Asia has led to a decline in trade with Asian countries, California has compensated by increasing trade with European and NAFTA countries. As a result there has been no change in the volume of "made-in-California" exports during the first six months of 1998 over the same period in 1997.

Scudder California Tax Free Fund:
Competitive Long-Term Performance

(Average annual returns for periods ended September 30, 1998)

                     Scudder                       Number
                   California   Lipper               of
                    Tax Free    Average          California
                      Fund      Annual           State Funds Percentile
      Period         Return     Return    Rank    Tracked       Rank
      ------         ------     ------    ----    -------       ----

      1 year          9.30%     8.69%      25   of  104       Top 24%

      3 years         8.61%     7.99%      23   of   90       Top 26%

      5 years         6.09%     5.87%      23   of   59       Top 39%

      10 years        8.56%     7.87%       4   of   30       Top 13%

      Past performance does not guarantee future results.


                      8 - Scudder California Tax Free Fund

California is one of the largest issuers of municipal debt, with $25 billion outstanding. The state's debt per capita is $773, 22% over the national average. The size of the state and its wealth levels lessen the impact that debt of that magnitude could have. And the state's cash flow position has improved dramatically in the last year. California's economy continues to improve.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets, most notably in Russia, Japan, and Brazil. The Federal Reserve lowered interest rates by one quarter of a percentage point on September 29 in an attempt to restore order. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices near the close of the period.

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the six-month period, 10-year Treasury bond yields declined one percentage point and their prices rose 9%. Over the same time frame, 10-year AAA-rated municipal bond yields declined less than one half of a percentage point, and their prices rose 3.3%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" into Treasuries; second, the heavy supply of new tax-exempt issues from January through September 1998. Municipal supply is expected to reach approximately $282 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

                             A Slight Shift in Focus

Scudder California Tax Free Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our long-term investment strategy focuses on four basic elements: (1) purchasing bonds with effective maturities of 15 years or less;
(2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

As global events began to indicate a more volatile investment environment during the period, we took some measures to reduce Scudder California Tax Free Fund's level of risk exposure, though our overall emphasis on noncallable bonds with maturities of 15 years or less remains in place. During the six months ended September 30, we sold some of the Fund's nonrated and corporate-backed bonds, and purchased AAA-insured bonds in their place as precautionary measures. By the


                      9 - Scudder California Tax Free Fund
close of the period, the Fund had also begun to focus on 6- to 9-year bonds, where we believe there is significant capital appreciation potential should interest rates continue their recent decline.

The Fund's overall portfolio quality remains high, with over 75% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California municipal bonds, including hospital/health care, water/sewer, and general obligation bonds.

                                     Outlook

There are several factors that -- taken together or separately -- could boost bond prices over the next several months: First, the Fed may choose to continue its recent series of interest rate reductions, which could cause short-term as well as intermediate-term municipal bond yields to decline further. Second, we view the selling off of leveraged holdings by the large hedge funds that began in late September as a "wild card" that could continue to drive investors to "safe haven" fixed income securities, including municipals. Third, we expect inflation -- at 1.8% as of September 30 -- to remain low and U.S. economic growth to slow significantly in 1999.

In addition to these positive signs for bonds overall, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. (Please see the chart above.) If, as we expect, Treasury yields remain low, the tendency would be for municipals yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Yields of 10-year AAA-Municipal Bonds Compared With 10-year Treasury Bonds January 1, 1988 - September 30, 1998


                       10-year                   10-year
                  AAA-Municipal Bonds         Treasury Bonds
                  -------------------         --------------

      1/88               6.60%                    8.80%
                         6.70                     8.80
                         6.70                     9.21
                         6.50                     8.12
      1/90               6.40                     7.89
                         6.60                     8.44
                         6.40                     8.09
                         6.30                     8.30
      1/92               5.60                     6.84
                         5.55                     7.13
                         5.30                     6.68
                         4.75                     5.85
      1/94               4.40                     5.78
                         5.50                     7.32
                         5.80                     7.81
                         5.05                     6.26
      1/96               4.65                     5.62
                         5.15                     6.82
                         4.85                     6.34
                         4.80                     6.48
      1/98               4.40                     5.74
                         4.40                     5.46
      9/98               4.00                     4.42

(Chart indicates a 0.42% spread between the 10-year Treasury Bonds at 4.42% (9/98) and the 10-year AAA-Municipal Bonds at 4.00% (9/98).)

CHART CAPTION:

The "spread" between yields of 10-year municipal bonds and 10-year Treasuries is at its narrowest point in 10 years.

Source: Scudder Kemper Investments, Inc.

                                     ------

We will continue our overall focus on noncallable municipal bonds with maturities of 15 years or less as we seek to boost yield and achieve attractive long-term returns for our investors. In addition, we will attempt to limit volatility by reducing portfolio risk, and by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder California Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Christopher J. Mier

Jeremy L. Ragus           Christopher J. Mier


                      10 - Scudder California Tax Free Fund

                          Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                  11 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)       Rating(b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
California
Alhambra, CA, Redevelopment Agency, Multi-Family Housing Revenue, Main St.
  Plaza Apartments, Series 1996, Weekly Demand Bond, 5.15%, 12/1/2028* .........  1,000,000          SKI             1,000,000
California Department of Water, Series 1, Tax-Exempt Commercial Paper, 3.35%,
  11/10/1998 ...................................................................  1,000,000          A1+             1,000,000
California Health Facilities Finance Authority:
  Catholic Healthcare West:
   Series 1996 B, Weekly Demand Bond, 3%, 7/1/2006* ............................  1,500,000          A1+             1,500,000
   Series 1988 C, Weekly Demand Bond, 3.6%, 7/1/2020 (c)* ......................  1,000,000          A1+             1,000,000
  Pooled Loan Program, Series 1985 B, Weekly Demand Note, 3.2%, 10/1/2010 (c)*..    485,000          MIG1              485,000
  Sutter Health, Series 1990 B, Daily Demand Bond, 3.55%, 3/1/2020* ............  2,600,000          A1+             2,600,000
California Pollution Control Finance Authority:
  Pacific Gas & Electric Company:
   Series 1996 E, Tax-Exempt Commercial Paper, 3.2%, 11/13/1998 ................  1,000,000          A1+             1,000,000
   Series 1997 D, AMT, Weekly Demand Note, 3.25%, 1/1/2010* ....................  1,500,000          MIG1            1,500,000
  Solid Waste Disposal:
   CR&R Inc. Project, Series 1995 A, AMT, Weekly Demand Note, 3.2%, 10/1/2010*..  1,430,000          A1              1,430,000
   Taormina Industries, Series 1994 B, AMT, 4.7%, 8/1/2014* ....................  2,000,000          A1              2,000,000
   Western Waste Industries, Series 1994 A, AMT, Weekly Demand Note, 4.2%,
     10/1/2006* ................................................................  1,300,000          MIG1            1,300,000
California State Department of Water, Series I, Tax-Exempt Commercial Paper,
  2.9%, 10/22/1998 .............................................................  2,000,000          A1+             2,000,000
Eastern Municipal Water District, CA, Water & Sewer Revenues, Series 1993 B,
  Weekly Demand Note, 3.6%, 7/1/2020 (c)* ......................................  1,100,000          MIG1            1,100,000
Guam Power Authority, Tax-Exempt Commercial Paper, 3.35%, 11/12/1998 (c) .......  1,300,000          A1+             1,300,000
Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series 1985 B, Weekly Demand Bond, 3.45%, 10/1/2005* .........................    800,000          A1+               800,000
Irvine, CA, Improvement Bonds, Assessment District 97-17, Daily Demand Note,
  3.8%, 9/2/2023* ..............................................................  2,600,000          MIG1            2,600,000
Irvine, CA, Ranch Water District, Daily Demand Bond, 3.8%, 4/1/2033* ...........  3,000,000          MIG1            3,000,000
Kern County, CA, Certificate of Participation, Public Facilities Project:
  Series 1986 A, Weekly Demand Bond, 3%, 8/1/2006* .............................  1,100,000          MIG1            1,100,000
  Series 1986 D, Weekly Demand Bond, 3%, 8/1/2006* .............................  1,500,000          MIG1            1,500,000
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
  Series 1996, Weekly Demand Bond, 3.9%, 7/1/2017* .............................  1,500,000          A1+             1,500,000

    The accompanying notes are an integral part of the financial statements.


                   12 - Scudder California Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)       Rating(b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Los Angeles County, CA, Certificate of Participation:
  Willowbrook Project, Series 1985, Weekly Demand Bond, 3.2%, 11/1/2015* .......  2,400,000          A1              2,400,000
  County Museum of Arts, Series 1985 A, Weekly Demand Note, 3.25%,
   11/1/2005* ..................................................................  1,300,000          A1              1,300,000
Los Angeles, CA, Multi-Family Housing Revenue, Series K, Weekly Demand
  Bond, 3.8%, 7/1/2010* ........................................................  3,100,000          A1+             3,100,000
M-S-R Public Power Agency, San Juan Project, Revenue Bond, Subordinate Lien,
  Series B, Weekly Demand Bond, 3.55%, 7/1/2022* ...............................  1,000,000          A1+             1,000,000
Oakland, CA, Joint Powers Financing Authority, Lease Revenue, Weekly Demand
  Bond:
  Series 1998 A-2, 3.4%, 8/1/2021 (c)* .........................................  1,000,000          A1+             1,000,000
  Series 1998 A-1, 3.7%, 8/1/2021 (c)* .........................................  1,500,000          A1+             1,500,000
Oakland, CA, Unified School District, Alameda County, Tax & Revenue Anticipation
  Note, 4.25%, 10/28/1998 ......................................................  2,000,587          SP1+            2,000,587
Orange County, CA, Multi-Family Housing Revenue, Weekly Demand Bond,
  5%, 11/1/2008* ...............................................................    700,000          MIG1              700,000
Orange County, CA, Sanitation District:
  Series 1992, Daily Demand Note, 3.8%, 8/1/2015* ..............................  1,100,000          A1+             1,100,000
  Series 1992 C, Daily Demand Note, 4%, 8/1/2017 (c)* ..........................  1,700,000          MIG1            1,700,000
Sacramento, CA, Multi-Family Housing Revenue, Smoketree Apartments Project,
  Series 1990 A, Weekly Demand Bond, 3%, 4/15/2010* ............................  1,000,000          A1+             1,000,000
San Bernadino County, CA, Certificates of Participation, County Center
  Refinancing, Series 1996, Weekly Demand Note, 3.8%, 7/1/2015* ................  1,000,000          MIG1            1,000,000
San Bernadino County, CA, Multi-Family Housing Revenue, Woodview Apartments
  Project, Series 1985 I, Weekly Demand Bond, 4.25%, 4/1/2007* .................  1,100,000          MIG1            1,100,000
San Diego, CA, Multi-Family Housing Revenue, Lusk Mira Mesa Project, Issue E,
  Weekly Demand Bond, 4.25%, 4/1/2007* .........................................  1,900,000          MIG1            1,900,000
San Francisco Airport, AMT, Series 1997, Tax-Exempt Commercial Paper, 3.3%,
  10/21/1998 ...................................................................  2,000,000          A1+             2,000,000
San Francisco, CA, City and County Industrial Development Revenue, Series 1992,
  AMT, Weekly Demand Bond, 3.95%, 8/1/2007* ....................................  2,755,000          P1              2,755,000
San Jose, CA, Clean Water Financing Authority, Sewer Revenue Bond, Series
  1995 B, Weekly Demand Note, 3%, 11/15/2011 (c)* ..............................  1,000,000          A1+             1,000,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Revenue,
  Series 1985 A, Weekly Demand Bond, 3.8%, 6/1/2005* ...........................  2,700,000          A1              2,700,000
Santa Barbara County, CA, Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 10/1/1998 ..............................................................  1,500,000          A1+             1,500,000

    The accompanying notes are an integral part of the financial statements.


                   13 - Scudder California Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)       Rating(b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Santa Clara County, CA, Multi-Family Housing Authority, Fox Chase I Project,
  Series 1985 E, Weekly Demand Note, 3.6%, 11/1/2007 (c)* ......................  1,000,000          MIG1            1,000,000
Santa Clara, CA, Electric Revenue:
  Series B, Junior Lien, Weekly Demand Bond, 3.05%, 7/1/2010* ..................    900,000          MIG1              900,000
  Series C, Junior Lien, Weekly Demand Bond, 3.05%, 7/1/2010* ..................  1,300,000          MIG1            1,300,000
Southern California Metropolitan Water District, Series B, Tax-Exempt Commercial
  Paper, 3.25%, 11/12/1998 .....................................................  1,000,000          A1+             1,000,000
Southern California Public Power Authority, Transmission Project, Series 1991,
  Weekly Demand Note, 3%, 7/1/2019 (c)* ........................................  1,300,000          A1+             1,300,000
Vallejo, CA, Industrial Development Authority Revenue, Series 1993 A, AMT,
  Weekly Demand Bond, 4.25%, 12/1/2023* ........................................  1,500,000          SKI             1,500,000
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $67,470,587)                                                                      67,470,587
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $67,470,587) (a)                                                         67,470,587
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $67,470,587.

(b) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                   14 - Scudder California Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (cost $67,470,587) .............................     $  67,470,587
                 Cash .................................................................         1,024,296
                 Receivable for investments sold ......................................           110,229
                 Interest receivable ..................................................           300,733
                 Receivable for Fund shares sold ......................................           148,960
                 Other assets .........................................................             1,381
                                                                                           ----------------
                 Total assets .........................................................        69,056,186
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................            16,453
                 Payable for Fund shares redeemed .....................................           193,400
                 Accrued management fee ...............................................            16,030
                 Other payables and accrued expenses ..................................            35,042
                                                                                           ----------------
                 Total liabilities ....................................................           260,925
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  68,795,261
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized gain (loss) .................................           (95,212)
                 Paid-in capital ......................................................        68,890,473
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  68,795,261
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($68,795,261 / 68,806,035 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                   15 - Scudder California Tax Free Money Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $   1,131,085
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................           168,467
                 Services to shareholders .............................................            35,709
                 Custodian and accounting fees ........................................            23,268
                 Trustees' fees and expenses ..........................................             9,562
                 Auditing .............................................................            14,114
                 Reports to shareholders ..............................................             6,916
                 Legal ................................................................             2,813
                 Registration fees ....................................................             2,518
                 Other ................................................................             4,023
                                                                                           ----------------
                 Total expenses before reductions .....................................           267,390
                 Expense reductions ...................................................           (65,230)
                                                                                           ----------------
                 Expenses, net ........................................................           202,160
                -------------------------------------------------------------------------------------------
                 Net investment income                                                            928,925
                -------------------------------------------------------------------------------------------

Realized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments                                           (806)
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $     928,119
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                   16 - Scudder California Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                        Six Months
                                                                                          Ended
                                                                                        September 30,        Year Ended
                                                                                           1998               March 31,
Increase (Decrease) in Net Assets                                                       (Unaudited)             1998
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...........................................    $    928,925          $  2,005,687
                 Net realized gain (loss) from investment transactions ...........            (806)                  459
                                                                                     ----------------      ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ....................................................         928,119             2,006,146
                                                                                     ----------------      ----------------
                 Distributions to shareholders from net investment
                   income ........................................................        (928,925)           (2,005,687)
                                                                                     ----------------      ----------------
                 Fund share transactions at net asset value of $1.00 per share:
                 Shares sold .....................................................      31,997,977            77,305,649
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .................................         805,158             1,669,253
                 Shares redeemed .................................................     (34,553,669)          (77,124,440)
                                                                                     ----------------      ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..................................................      (1,750,534)            1,850,462
                                                                                     ----------------      ----------------
                 Increase (decrease) in net assets ...............................      (1,751,340)            1,850,921
                 Net assets at beginning of period ...............................      70,546,601            68,695,680
                                                                                     ----------------      ----------------
                 Net assets at end of period .....................................    $ 68,795,261          $ 70,546,601
                                                                                     ----------------      ----------------

    The accompanying notes are an integral part of the financial statements.


                   17 - Scudder California Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Six Months
                                                             Ended
                                                           September 30,
                                                              1998                        Years Ended March 31,
                                                           (Unaudited)      1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
Net asset value, beginning of period ...............        $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                        ----------------------------------------------------------------------------
Net investment income ..............................           .014          .029        .028       .032        .027        .019
Less: Distributions from net investment income .....          (.014)        (.029)      (.028)     (.032)      (.027)      (.019)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period .....................        $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                        ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...............................           1.39**        2.98        2.87       3.28        2.72        1.92
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............             69            71          69         67          64          72
Ratio of operating expenses, net to average
  daily net assets (%) .............................            .60*          .60         .60        .60         .60         .60
Ratio of operating expenses before expense
  reductions to average daily net assets (%) .......            .79*          .78         .79        .81         .84         .90
Ratio of net investment income to average daily
  net assets (%) ...................................           2.76*         2.92        2.83       3.23        2.68        1.90

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                   18 - Scudder California Tax Free Money Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.6%
------------------------------------------------------------------------------------------------------------------------------
California
California Pollution Control Finance Authority Revenue, Pacific Gas & Electric
  Company, Series 1997 B, Daily Demand Note, 3.75%, 11/1/2026* .................  1,000,000          A1+             1,000,000
Orange County, CA, Sanitation District, Series 1992 C, Daily Demand
  Note, 4%, 8/1/2017 (c)* ......................................................  1,200,000          MIG1            1,200,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,200,000)                                                             2,200,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.4%
------------------------------------------------------------------------------------------------------------------------------
California
ABAG Finance Authority for Nonprofit Corporations, CA, Certificates of
  Participation, 5.25%, 10/1/2007 ..............................................  2,000,000          BBB             2,070,640
ABAG Financing Authority, CA, Stanford Health Systems, Certificates of
  Participation, 6%, 11/1/2007 (c) .............................................    605,000          AAA               701,897
Anaheim County, CA, Convention Center Financing, Certificate of Participation,
  Zero Coupon, 8/1/2005 (c) ....................................................  1,250,000          AAA               950,963
Anaheim, CA, Public Finance Authority, 5.25%, 2/1/2018 (c) .....................  2,000,000          AAA             2,099,140
Anaheim, CA, Public Financing Authority, Lease Revenue:
  Series 1997C, Zero Coupon, 9/1/2017 (c) ......................................  1,455,000          AAA               581,171
  Zero Coupon, 9/1/2032 (c) ....................................................  5,690,000          AAA             1,048,155
Anaheim, CA, Public Financing Authority, Lease Revenue Public Improvements
  Project:
   Series 1997 A, 6%, 9/1/2024 (c) .............................................  3,500,000          AAA             4,153,940
   Series 1997 C, 6%, 9/1/2010 (c) .............................................  1,000,000          AAA             1,171,500
   Series 1997 C, 6%, 9/1/2011 (c) .............................................  4,570,000          AAA             5,368,600
   Series 1997 C, 6%, 9/1/2014 (c) .............................................  1,000,000          AAA             1,170,400
   Series 1997 C, 6%, 9/1/2016 (c) .............................................  1,000,000          AAA             1,170,930
   Series 1997 C, Zero Coupon, 9/1/2018 (c) ....................................  1,000,000          AAA               378,300
Burbank, CA, School District, Capital Appreciation:
  Series B, Zero Coupon, 8/1/2019 (c) ..........................................  3,740,000          AAA             1,358,480
  Series B, Zero Coupon, 8/1/2020 (c) ..........................................  3,835,000          AAA             1,325,184
California Community Development Authority, Apartment Development
  Revenue Bond:
   5.1%, 5/15/2025 .............................................................  1,000,000          BBB             1,030,030
   5.25%, 5/15/2025 ............................................................  1,000,000          BBB             1,029,110

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Health Facilities, Finance Authority Revenue:
  5%, 11/15/2018 (c) ...........................................................  1,000,000          AAA             1,012,660
  5.375%, 11/15/2013 (c) .......................................................  2,260,000          AAA             2,447,105
  Capital Appreciation, Kaiser:
   Series 1989 A, Zero Coupon, 10/1/2012 (c) ...................................  4,900,000          AAA             2,542,757
   Series A, 5.25%, 6/1/2012 (c) ...............................................  2,000,000          AAA             2,149,960
  Zero Coupon, 10/1/2010 (c) ...................................................  3,040,000          AAA             1,763,261
California Housing Finance Agency:
  Home Mortgage Revenue:
   Series F1, AMT, 6.2%, 8/1/2005 (c) ..........................................    840,000          AAA               901,009
   Series F1, AMT, 6.3%, 8/1/2006 (c) ..........................................  1,310,000          AAA             1,423,603
  Multi-Unit Rental Housing Revenue:
   Series A, 7.3%, 8/1/1999 ....................................................  2,435,000          A               2,501,670
   Series A, 7.35%, 8/1/2000 ...................................................  2,615,000          A               2,766,958
   Series A, 7.4%, 8/1/2001 ....................................................  1,555,000          A               1,674,533
   Series A, 7.45%, 8/1/2002 ...................................................  1,015,000          A               1,120,083
   Series A, 7.6%, 8/1/2006 ....................................................  4,030,000          A               4,498,407
   Series A, 7.65%, 8/1/2007 ...................................................  2,335,000          A               2,601,727
   Series A, 7.7%, 8/1/2009 ....................................................    700,000          A                 776,230
   Series A, 7.75%, 8/1/2016 ...................................................  2,440,000          A               2,692,784
   Series A, 7.8%, 8/1/2023 ....................................................  2,635,000          A               2,898,974
   Series G, AMT, 5.7%, 2/1/2007 (c) ...........................................    500,000          AAA               535,905
   Series G, AMT, 5.8%, 2/1/2008 (c) ...........................................  1,330,000          AAA             1,422,395
   Series G, AMT, 5.9%, 2/1/2009 (c) ...........................................    200,000          AAA               211,078
   Series II, 7.3%, 8/1/1999 ...................................................    325,000          A                 333,557
   Series II, 7.3%, 8/1/2000 ...................................................    345,000          A                 362,564
   Series II, 7.3%, 8/1/2001 ...................................................    375,000          A                 402,221
   Series II, 7.35%, 8/1/2002 ..................................................    400,000          A                 435,460
   Series II, 7.35%, 8/1/2003 ..................................................    430,000          A                 473,086
   Series II, 7.35%, 8/1/2004 ..................................................    460,000          A                 512,615
   Series II, 7.35%, 8/1/2005 ..................................................    495,000          A                 556,603
California Pollution Control Financing Authority:
  Solid Waste Disposal Revenue, Canadian Fibre of Riverside PJ, AMT, Series
    1997 A, 9%, 7/1/2019 .......................................................  4,500,000          NR              4,689,315
  Southern California Edison, AMT, Series A, 6.9%, 9/1/2006 ....................  3,750,000          A               3,921,750

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
California Public Works Board, Department of Corrections, Lease Based Revenue,
  Medera Prison, Series A-2, 7.4%, 9/1/2010 (c) ................................  1,000,000          AAA             1,297,840
California Residence Efficiency Financing Authority, Certificate of
  Participation, Capital Improvement Program:
   Series 1997, 6%, 4/1/2008 (c) ...............................................  1,335,000          AAA             1,553,540
   Series 1997, 6%, 4/1/2009 (c) ...............................................  1,420,000          AAA             1,649,699
   Series 1997, 6%, 4/1/2010 (c) ...............................................  1,500,000          AAA             1,750,290
   Series 1997, 6%, 4/1/2011 (c) ...............................................  1,590,000          AAA             1,861,095
California Statewide Community Development Authority, Certificate of
  Participation:
  Children's Hospital, Series 1993, 6%, 6/1/2010 (c) ...........................  1,000,000          AAA             1,161,630
  Lutheran Homes, 5.5%, 11/15/2008 .............................................  1,500,000          A               1,654,200
  Lutheran Homes, Series 1993, 5.6%, 11/15/2013 ................................  4,750,000          A               5,210,418
  Unihealth America, Series A, Zero Coupon, 10/1/2005 (c) ......................  1,450,000          AAA             1,088,298
Castaic Lake, CA, Water Agency, Certificate of Participation, Water System
  Improvement Project, Series A, 7.25%, 8/1/2007 (c) ...........................  1,000,000          AAA             1,250,420
Center, CA, Unified School District, Capital Appreciation, Series 1997 C,
  Zero Coupon, 9/1/2014 (c) ....................................................  2,240,000          AAA             1,057,638
Central Valley, CA, School District Financing Authority, Capital Appreciation:
  Zero Coupon, 2/1/2006 (c) ....................................................  2,850,000          AAA             2,117,636
  Zero Coupon, 8/1/2006 (c) ....................................................  5,035,000          AAA             3,666,185
  Zero Coupon, 2/1/2007 (c) ....................................................  2,210,000          AAA             1,570,514
  Zero Coupon, 8/1/2007 (c) ....................................................  5,510,000          AAA             3,836,227
Chino Basin, CA, Regional Financing Authority, Municipal Water District, Sewer
  System, 5.9%, 8/1/2011 (c) ...................................................  1,290,000          AAA             1,501,612
Clovis County, CA, Sewer Development Revenue Bond, 5.5%, 8/1/2019 (c) ..........  1,795,000          AAA             1,935,961
Coronado, CA, Tax Anticipation Note, 6%, 9/1/2007 (c) ..........................  1,150,000          AAA             1,334,357
Delmar, CA, Race Track Authority, Series 1996, 6%, 8/15/2006 ...................  2,000,000          NR              2,148,940
Dry Creek, CA, Joint Elementary School District, Capital Appreciation:
  Series 1997 A, Zero Coupon, 8/1/2010 (c) .....................................  1,120,000          AAA               666,008
  Series 1997 A, Zero Coupon, 8/1/2011 (c) .....................................  1,180,000          AAA               663,172
  Series 1997 A, Zero Coupon, 8/1/2016 (c) .....................................    555,000          AAA               236,508
  Series 1997 A, Zero Coupon, 8/1/2019 (c) .....................................  1,715,000          AAA               622,939
  Series 1997 A, Zero Coupon, 8/1/2020 (c) .....................................  1,330,000          AAA               459,582
  Series 1997 A, Zero Coupon, 8/1/2021 (c) .....................................  1,920,000          AAA               628,147
  Series 1997 A, Zero Coupon, 5/1/2022 (c) .....................................  1,385,000          AAA               436,289

    The accompanying notes are an integral part of the financial statements.


                      21 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Duarte, CA, Certificate of Participation, City of Hope Medical Center:
  5.75%, 4/1/2002 ..............................................................  3,525,000          BBB             3,728,322
  5.8%, 4/1/2003 ...............................................................  3,735,000          BBB             4,003,173
  6%, 4/1/2008 .................................................................  3,750,000          BBB             3,983,813
East Bay, CA, Utility District, Water System Revenue Bond, 4.75%, 6/1/2034 (c)..  8,550,000          AAA             8,376,606
Elk Grove, CA, Unified School District #1, Special Tax, Community Facilities,
  6.5%, 12/1/2008 (c) ..........................................................  1,000,000          AAA             1,214,610
Encinitas, CA, Series 1997 A, 5%, 12/1/2016 (c) ................................  1,000,000          AAA             1,046,320
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien:
  Series 1995 A, Step-up Coupon, 0% to 1/1/05, 6.95% 1/1/2007 ..................    575,000          BBB               454,348
  Series A, Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/2013 ....................    975,000          BBB               807,476
  Series A, Step-up Coupon 0% to 1/1/05, 7.15% to 1/1/2014 .....................  2,875,000          BBB             2,371,185
  Series A, Zero Coupon, 1/1/2011 ..............................................  6,000,000          BBB             4,995,300
Healdsburg, CA, Unified School District, Capital Appreciation
  Series 1997, Zero Coupon, 7/15/2011 (c) ......................................    400,000          AAA               225,252
  Series 1997, Zero Coupon, 7/15/2012 (c) ......................................    400,000          AAA               212,480
  Series 1997, Zero Coupon, 7/15/2013 (c) ......................................    400,000          AAA               200,620
  Series 1997, Zero Coupon, 7/15/2014 (c) ......................................    400,000          AAA               190,004
Inland Empire Solid Waste Financing Authority, California Landfill Improvement
  Financing Project, Series 1996 B, 6%, 8/1/2006 (c) ...........................  1,000,000          AAA             1,132,620
Los Angeles County, CA, Certificate of Participation:
  Capital Appreciation, Disney Parking Project:
   Zero Coupon, 9/1/2006 .......................................................  2,500,000          A               1,729,125
   Zero Coupon, 3/1/2008 .......................................................  2,780,000          BBB             1,776,670
   Zero Coupon, 9/1/2008 .......................................................  4,865,000          BBB             3,036,149
  Marina Del Ray:
   Series A, 6.25%, 7/1/2003 ...................................................  2,500,000          SKI             2,650,025
   Series A, 6.5%, 7/1/2008 ....................................................  2,500,000          NR              2,743,025
Los Angeles County, CA, Convention and Exhibition Center, Authority Lease
  Revenue, Series 1993 A, 6.125%, 8/15/2011 (c) ................................  1,000,000          AAA             1,182,210
Los Angeles, CA, Authority Lease Revenue, Department of General Services,
  Series 1993 A, 5.6%, 5/1/2008 ................................................  7,000,000          A               7,831,040
Metropolitan Water District, Southern California:
  General Obligation, Election 1966, Series H, 4.75%, 3/1/2037 .................  3,000,000          AAA             2,922,360
  Waterworks Revenue, Series A, 4.75%, 7/1/2022 ................................  5,000,000          AA              4,908,800

    The accompanying notes are an integral part of the financial statements.


                      22 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Midpeninsula Regional Open Space District, CA, Finance Authority Revenue,
  Capital Appreciation, Zero Coupon, 9/1/2020 (c) ..............................  1,190,000          AAA               405,969
Millbrae, CA, Residential Facilities Revenue, Magnolia of Millbrae Project,
  Series 1997 A, 7.375%, 9/1/2027 ..............................................  4,000,000          SKI             4,262,960
Modesto, CA, Certificate of Participation, Community Project, Series A, 5.6%,
  11/1/2014 (c) ................................................................  1,370,000          AAA             1,542,826
Modesto, CA, Wastewater Facilities Treatment Revenue, Series 1997, 6%,
  11/1/2011 (c) ................................................................  1,255,000          AAA             1,476,432
Mojave Desert & Mountain Region, CA, Solid Waste Joint Powers Authority,
  Project Revenue, 7.875%, 6/1/2020 ............................................  2,350,000          BBB             2,719,420
Monterey County, CA, Certificate of Participation, 4.75%, 8/1/2027 (c) .........  2,000,000          AAA             1,949,280
Oakland, CA, Port Revenue, AMT, Series 1997 G, 5.375%, 11/1/2025 (c) ...........  1,000,000          AAA             1,035,020
Orange County, CA, Recovery Certificate of Participation:
  Series 1995 A, 5.6%, 6/1/2007 (c) ............................................  4,430,000          AAA             4,961,910
  Series 1996 A, 6%, 7/1/2006 (c) ..............................................  3,000,000          AAA             3,419,940
  Series 1996 A, 6%, 7/1/2008 (c) ..............................................  1,000,000          AAA             1,167,170
Palmdale, CA, Civic Authority Revenue, Series 1994 A, 6.6%, 9/1/2034 ...........  3,375,000          NR              3,791,441
Pomona, CA, Unified School District, General Obligation, ETM:
  Series 1992 B, 6.25%, 8/1/2014 (c)** .........................................  1,020,000          AAA             1,219,247
  Series 1993 D, 5.6%, 8/1/2014 (c)** ..........................................    170,000          AAA               190,800
  Series 1993 D, 5.6%, 8/1/2015 (c)** ..........................................    180,000          AAA               202,277
  Series 1993 D, 5.6%, 8/1/2016 (c)** ..........................................    190,000          AAA               212,690
  Series 1993 D, 5.6%, 8/1/2017 (c)** ..........................................    175,000          AAA               195,935
  Series 1993 D, 5.6%, 8/1/2018 (c)** ..........................................    205,000          AAA               229,754
Port of Hueneme, CA, Certificate of Participation, Capital Improvement, 6%,
  4/1/2019 (c) .................................................................    925,000          AAA             1,079,457
Richmond, CA, Joint Powers Finance Authority:
  Series 1996, 5.875%, 9/1/2006 ................................................    500,000          BBB               556,975
  Series 1996, 6.6%, 9/1/2016 ..................................................  1,000,000          BBB             1,122,650
Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Project:
  Series 1997, Zero Coupon, 6/1/2016 (c) .......................................  2,395,000          AAA             1,011,169
  Series 1998, Zero Coupon, 6/1/2015 (c) .......................................  1,750,000          AAA               779,608
Sacramento, CA, Financing Authority Revenue:
  Capital Appreciation, Tax Allocation, Series 1993 B, Zero Coupon,
  11/1/2016 (c) ................................................................  2,685,000          AAA             1,130,600
  Series 1993 B, Zero Coupon, 11/1/2006 (c) ....................................  2,810,000          AAA             2,025,476

    The accompanying notes are an integral part of the financial statements.


                      23 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA, Finance Authority Lease, Series 1993 B, 5%, 11/1/2014 ..........  5,200,000          AA              5,452,564
Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds, Series
  1995, 6.5%, 7/1/2004 .........................................................  2,000,000          BBB             2,254,520
Saddleback Valley Unified School District, Public Financing Authority, Special
  Tax Revenue:
   Series 1997 A, 6%, 9/1/2010 (c) .............................................  1,565,000          AAA             1,833,398
   Series 1997 A, 6%, 9/1/2013 (c) .............................................  1,000,000          AAA             1,174,840
   Series 1997 A, 6%, 9/1/2014 (c) .............................................  1,000,000          AAA             1,170,400
   Series 1997 A, 6%, 9/1/2015 (c) .............................................  1,000,000          AAA             1,169,780
San Bernadino, CA, Certificate of Participation, Medical Center Financing
  Project, Refunding Revenue:
   Series 1994, 6%, 8/1/2009 (c) ...............................................  3,000,000          AAA             3,454,740
   Series 1994, 5.5%, 8/1/2017 (c) .............................................  3,965,000          AAA             4,374,069
San Bernardino County, CA, Certificate of Participation, 5.25%, 2/1/2015 (c) ...  2,215,000          AAA             2,368,743
San Diego, CA, Water Utility Funding, Network System Revenue:
  5.375%, 8/1/2014 (c) .........................................................  1,000,000          AAA             1,078,630
  5.375%, 8/1/2015 (c) .........................................................  2,000,000          AAA             2,147,340
  4.75%, 8/1/2028 (c) ..........................................................  2,000,000          AAA             1,962,320
San Diego County, CA, Water Authority, Certificate of Participation, 4.75%,
  5/1/2020 .....................................................................  1,995,000          AA              1,984,247
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996 A, 8.5%, 12/1/2026 ........................  2,000,000          SKI             2,303,460
San Francisco, CA, Redevelopment Financing Agency, Tax Allocation Revenue,
  Series A, Zero Coupon, 8/1/1903 (c) ..........................................  1,080,000          AAA               896,411
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
  Capital Appreciation Refunding:
   Series 1997 A, 1/15/2010 (c) ................................................  3,500,000          AAA             2,131,640
   Series 1997 A, Zero Coupon, 1/15/2012 (c) ...................................  2,500,000          AAA             1,358,800
  Junior Lien:
   Series 1993, Zero Coupon, 1/1/2002 ..........................................    515,000          AAA               453,473
   Series 1993, Zero Coupon, 1/1/2004 ..........................................  1,000,000          AAA               927,840
   Series 1993, Zero Coupon, 1/1/2006 ..........................................    200,000          AAA               147,422
   Series 1993, Zero Coupon, 1/1/2010 ..........................................  1,500,000          AAA               909,105
  Senior Lien:
   Series 1993, Zero Coupon, 1/1/2000 ..........................................  1,500,000          AAA             1,430,730
   Series 1993, Zero Coupon, 1/1/2007 ..........................................  6,000,000          AAA             5,945,400

    The accompanying notes are an integral part of the financial statements.


                      24 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
   Series 1993, Zero Coupon, 1/1/2014 ..........................................  2,500,000          AAA             1,221,700
   Step-up Coupon, 0% to 1/1/02, 7.3% to 1/1/04, 1/1/2005 ......................  2,500,000          AAA             2,377,225
  Series 1997 A, Zero Coupon, 1/15/2003 (c) ....................................    900,000          AAA               762,840
  Series 1997 A, Zero Coupon, 1/15/2004 (c) ....................................    400,000          AAA               325,384
  Series 1997 A, Zero Coupon, 1/15/2005 (c) ....................................  1,900,000          AAA             1,477,288
San Jose, CA, Financing Revenue, Community Facilities Project:
  Series 1993 B, Zero Coupon, 11/15/2003 .......................................    735,000          A                 598,775
  Series 1993 B, Zero Coupon, 11/15/2004 .......................................  1,605,000          A               1,252,494
  Series 1993 B, Zero Coupon, 11/15/2005 .......................................  1,605,000          A               1,194,425
  Series 1993 B, Zero Coupon, 11/15/2006 .......................................  1,605,000          A               1,141,364
San Jose, CA, Unified School District, Santa Clara County, Capital Appreciation,
  Series 1997 A, 8/1/2013 (c) ..................................................  2,445,000          AAA             1,223,747
San Mateo, CA, Transportation District, Series 1997 A, 5.5%, 6/1/2015 (c) ......  2,250,000          AAA             2,497,703
Santa Ana, CA, Financing Authority, Lease Revenue Bonds, Police Administration
  and Holding Facility, Series 1994 A, 6.25%, 7/1/2024 (c) .....................  2,000,000          AAA             2,446,280
Santa Clara County, CA, Finance Authority, Lease Revenue, VMC Replacement
  Project, 7.75%, 11/15/2008 (c) ...............................................  3,250,000          AAA             4,257,890
Santa Cruz County, CA, Certificates of Participation, Capital Facilities
  Project:
  Series 1997, 5.5%, 9/1/2016 (c) ..............................................    955,000          AAA             1,060,337
  Series 1997, 5.5%, 9/1/2017 (c) ..............................................  1,005,000          AAA             1,117,068
  Series 1997, 5.5%, 9/1/2018 (c) ..............................................  1,060,000          AAA             1,177,628
  Series 1997, 5.6%, 9/1/2019 (c) ..............................................  1,115,000          AAA             1,252,457
  Series 1997, 5.6%, 9/1/2020 (c) ..............................................  1,180,000          AAA             1,326,025
  Series 1997, 5.65%, 9/1/2024 (c) .............................................  1,445,000          AAA             1,645,855
  Series 1997, 5.65%, 9/1/2025 (c) .............................................  1,520,000          AAA             1,734,366
  Series 1997, 5.65%, 9/1/2026 (c) .............................................  1,605,000          AAA             1,835,189
Santa Margarita/Dana Point, CA:
  Improvement Districts 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/2005 (c) .........  2,895,000          AAA             3,499,852
  Improvement Districts 1-2-2A and 8, Series 1994 A, 7.25%, 8/1/2006 (c) .......    465,000          AAA               572,280
Simi Valley California Ambrac NC S98, 5.25%, 8/1/2017 (c) ......................    575,000          AAA               618,694
South Orange County, CA, Public Power Authority, Special Tax Revenue, 7%,
  9/1/2006 (c) .................................................................  2,230,000          AAA             2,688,577
Southern California Public Power Authority:
  Series 1989, 6.75%, 7/1/2010 .................................................  6,000,000          A               7,325,940
  Transmission Project Revenue, Capital Appreciation, 7/1/2015 .................  2,000,000          AA                902,020

    The accompanying notes are an integral part of the financial statements.


                      25 - Scudder California Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Torrance, CA, Redevelopment Agency, Tax Allocation, Sub Lien:
  5.1%, 9/1/2008 ...............................................................    495,000          NR                500,123
  5.2%, 9/1/2009 ...............................................................    540,000          NR                545,265
  5.3%, 9/1/2010 ...............................................................    605,000          NR                613,627
  5.4%, 9/1/2011 ...............................................................    665,000          NR                674,077
  5.625%, 9/1/2028 .............................................................  1,000,000          NR              1,014,000
Ukiah, CA, Unified School District, Series 1997, 8/1/2010 (c) ..................  1,200,000          AAA               713,580
Vallejo Sanitation & Flood Control District, Solano County, CA, Certificates of
  Participation, 5%, 7/1/2019 (c) ..............................................  2,500,000          AAA             2,591,800
Valley Health System, CA, Revenue Bonds, Refunding and Improvement Project:
  Series 1996 A, 6.5%, 5/15/2015 ...............................................    385,000          BBB               419,823
  Series 1996 A, 6.5%, 5/15/2025 ...............................................  5,075,000          BBB             5,517,337
Watsonville, CA, Community Hospital Revenue, Series 1996, 5.95%, 7/1/2007 ......  1,135,000          A               1,297,010
West Covina, CA, Queen of the Valley Hospital, Certificate of Participation,
  Hospital Revenue:
  Series 1994, 5.7%, 8/15/2000 .................................................    380,000          A                 395,717
  Series 1994, 5.8%, 8/15/2001 .................................................    750,000          A                 797,918
West Covina, CA, Redevelopment Agency Facility, Series 1996, 5.75%, 9/1/2009 ...    865,000          A                 976,576
Westminster, CA, Redevelopment Agency, Tax Allocation Revenue, Community
  Development, Project #1, Series A, 7.3%, 8/1/2021 ............................  2,690,000          AAA             3,018,288
Whittier, CA, Presbyterian Intercommunity Hospital, Health Facilities Revenue:
  6.25%, 6/1/2008 (c) ..........................................................  1,000,000          AAA             1,171,010
  6.25%, 6/1/2010 (c) ..........................................................  1,250,000          AAA             1,485,663
Puerto Rico
Puerto Rico Commonwealth, General Obligation, 4.5%, 7/1/2023 ...................  1,000,000          A                 941,560
Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority, Mortgage Fund Loan
  Notes, Series 1992 A, 7%, 10/1/2002 ..........................................  1,000,000          BBB             1,120,740
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/2006 ................  1,470,000          SKI             1,616,089
Virgin Islands, Public Finance Revenue Bonds, 6%, 10/1/2006 ....................  3,720,000          NR              3,937,732
Virgin Islands Water and Power Authority Revenue bond, 5.3%, 7/1/2021 ..........  1,000,000          NR              1,017,430
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $307,792,314)                                                          337,835,034
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $309,992,314) (a)                                                       340,035,034
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      26 - Scudder California Tax Free Fund

  (a) The cost for federal income tax purposes was $309,992,314. At September 30, 1998, unrealized appreciation for all securities based on tax cost was $30,042,720.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, MBIA, or MBIA/BIG.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

      AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                      27 - Scudder California Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $309,992,314) ...............      $ 340,035,034
                 Cash ................................................................            135,356
                 Receivable for investments sold .....................................            130,000
                 Interest receivable .................................................          3,621,719
                 Receivable for Fund shares sold .....................................            189,602
                 Other assets ........................................................              5,861
                                                                                           ----------------
                 Total assets ........................................................        344,117,572
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................            450,049
                 Payable for Fund shares redeemed ....................................              5,000
                 Accrued management fee ..............................................            175,537
                 Other payables and accrued expenses .................................             76,410
                                                                                           ----------------
                 Total liabilities ...................................................            706,996
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 343,410,576
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments ..........................         30,042,720
                 Accumulated net realized loss .......................................         (5,575,924)
                 Paid-in capital .....................................................        318,943,780
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 343,410,576
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($343,410,576 / 30,193,512 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $11.37
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      28 - Scudder California Tax Free Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ..............................................................    $   8,920,625
                                                                                           ----------------
                 Expenses:
                 Management fee ........................................................        1,010,483
                 Services to shareholders ..............................................          121,682
                 Custodian and accounting fees .........................................           59,097
                 Trustees' fees and expenses ...........................................           15,404
                 Auditing ..............................................................           21,777
                 Reports to shareholders ...............................................           15,874
                 Legal .................................................................            4,124
                 Registration fees .....................................................           10,056
                 Other .................................................................            4,869
                                                                                           ----------------
                                                                                                1,263,366
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          7,657,259
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ...........................................................        1,985,378
                 Futures ...............................................................          182,648
                                                                                           ----------------
                                                                                                2,168,026
                 Net unrealized appreciation (depreciation) on investments during
                   the period ..........................................................        7,270,820
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     9,438,846
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  17,096,105
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      29 - Scudder California Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                          Six Months
                                                                                            Ended
                                                                                          September 30,     Year Ended
                                                                                             1998            March 31,
Increase (Decrease) in Net Assets                                                         (Unaudited)          1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ............................................     $   7,657,259     $  14,707,556
                 Net realized gain (loss) from investment transactions ............         2,168,026         1,470,400
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ......................         7,270,820        17,754,593
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .....................................................        17,096,105        33,932,549
                                                                                       ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income .......................................        (7,657,259)      (14,707,556)
                                                                                       ----------------  ----------------
                 From net realized gains from investment transactions .............                --          (567,059)
                                                                                       ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ........................................        28,011,786        57,885,567
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..................................         4,855,745         9,574,561
                 Cost of shares redeemed ..........................................       (23,344,645)      (50,245,259)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...................................................         9,522,886        17,214,869
                                                                                       ----------------  ----------------
                 Increase (decrease) in net assets ................................        18,961,732        35,872,803
                 Net assets at beginning of period ................................       324,448,844       288,576,041
                                                                                       ----------------  ----------------
                 Net assets at end of period ......................................     $ 343,410,576     $ 324,448,844
                                                                                       ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ........................        29,339,439        27,774,183
                                                                                       ----------------  ----------------
                 Shares sold ......................................................         2,526,326         5,326,399
                 Shares issued to shareholders in reinvestment of
                   distributions ..................................................           436,974           880,019
                 Shares redeemed ..................................................        (2,109,227)       (4,641,162)
                                                                                       ----------------  ----------------
                 Net increase (decrease) in Fund shares ...........................           854,073         1,565,256
                                                                                       ----------------  ----------------
                 Shares outstanding at end of period ..............................        30,193,512        29,339,439
                                                                                       ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      30 - Scudder California Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Six Months
                                                             Ended
                                                           September 30,
                                                              1998                        Years Ended March 31,
                                                           (Unaudited)      1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
Net asset value, beginning of period ................       $ 11.06       $ 10.39     $ 10.36    $ 10.07     $ 10.02     $ 11.05
                                                        ----------------------------------------------------------------------------
Income from investment operations:
Net investment income ...............................           .26           .52         .52        .51         .51         .53
Net realized and unrealized gain (loss) on
  investment transactions ...........................           .31           .69         .04        .29         .14        (.35)
                                                        ----------------------------------------------------------------------------
Total from investment operations ....................           .57          1.21         .56        .80         .65         .18
                                                        ----------------------------------------------------------------------------
Less distributions:
From net investment income ..........................          (.26)         (.52)       (.52)      (.51)       (.51)       (.53)
From net realized gains on investment
  transactions ......................................            --          (.02)       (.01)        --        (.09)       (.63)
In excess of net realized gains .....................            --            --          --         --          --        (.05)
                                                        ----------------------------------------------------------------------------
Total distributions .................................          (.26)         (.54)       (.53)      (.51)       (.60)      (1.21)
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ......................       $ 11.37       $ 11.06     $ 10.39    $ 10.36     $ 10.07     $ 10.02
                                                        ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ....................................          5.22**       11.85        5.44       8.01        6.75        1.30
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............           343           324         289        293         294         325
Ratio of operating expenses to average daily
  net assets (%) ....................................           .77*          .78         .78        .77         .80         .78
Ratio of net investment income to average daily
  net assets (%) ....................................          4.66*         4.79        4.98       4.88        5.18        4.85
Portfolio turnover rate (%) .........................          46.0*         21.5        70.8       49.2        87.3       126.5

*  Annualized
** Not annualized


                      31 - Scudder California Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and Scudder California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1998, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering

                   32 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund
into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the six months ended September 30, 1998, the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

                   33 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1998, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $95,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($14,000), March 31, 2002 ($7,500), March 31, 2003 ($55,000),
March 31, 2004 ($18,000) and March 31, 2005 ($500), the respective expiration dates, whichever occurs first.

As of March 31, 1998, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $5,500,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2001 ($5,100,000) and March 31, 2002 ($400,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the six months ended September 30, 1998, purchases and sales of long-term municipal securities aggregated $81,765,796 and $74,102,552, respectively, for the Tax Free Fund.

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1998 for the Tax Free Fund, was $140,903,918.

                               C. Related Parties

Under the Investment Management Agreements (each an "Agreement" and collectively the "Agreements") with Scudder Kemper Investments, Inc. (the "Adviser"), each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets

                   34 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund
of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these Agreements. For the six months ended September 30, 1998, the fee for the Tax Free Fund pursuant to these Agreements amounted to $1,010,483, of which $175,537 is unpaid at September 30, 1998. This was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1999 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than .60% of average daily net assets. For the six months ended September 30, 1998, the Adviser did not impose a portion of its fee amounting to $65,230, and the portion imposed amounted to $168,467, of which $16,030 is unpaid at September 30, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Funds has approved new investment management agreements with Scudder Kemper, which are substantially identical to the former investment management agreements, except for the dates of execution and termination. The Board of Trustees of the Funds will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1998, $29,829 and $74,742 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,787 and $12,749 are unpaid at September 30, 1998, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Funds. For the six months ended September 30, 1998, SFAC imposed fees amounting to $15,000 and $34,275 of which $2,500 and $5,865 are unpaid at September 30, 1998 for the Tax Free Money Fund and Tax Free Fund, respectively.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer allocated between the Funds, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses aggregated $9,562 and $15,404 for Tax Free Money Fund and Tax Free Fund, respectively.

                   35 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca L. Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                       * Scudder Kemper Investments, Inc.


                  36 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                  37 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                  38 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                  39 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder California Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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